                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 22nd day of June, 1997.



                                             /s/  Samuel B. Casey, Jr.
                                             --------------------------
                                             Samuel B. Casey, Jr.
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 25th day of June, 1997.



                                             /s/  Lawrence S. Eagleburger
                                             ----------------------------
                                             Lawrence S. Eagleburger
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and in her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set her and this 26th day of June, 1997.



                                             /s/  Sylvia A. Earle, Ph.D.
                                             ----------------------------
                                             Sylvia A. Earle, Ph. D.
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 23rd day of June, 1997.



                                             /s/  Rawles Fulgham
                                             ----------------------------
                                             Rawles Fulgham
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of June, 1997.



                                             /s/  John A. Gavin
                                             ----------------------------
                                             John A. Gavin
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of June, 1997.



                                             /s/  Ray L. Hunt
                                             ----------------------------
                                             Ray L. Hunt
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 24th day of June, 1997.



                                             /s/  J. Landis Martin
                                             ----------------------------
                                             J. Landis Martin
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of June, 1997.



                                             /s/  Lionel H. Olmer
                                             ----------------------------
                                             Lionel H. Olmer
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 23rd day of June, 1997.



                                             /s/  Jay A. Precourt
                                             ----------------------------
                                             Jay A. Precourt
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 23rd day of June, 1997.



                                             /s/  Richard W. Vieser
                                             ----------------------------
                                             Richard W. Vieser
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 24th day of June, 1997.



                                             /s/  Donald C. Vaughn
                                             ----------------------------
                                             Donald C. Vaughn
                                             Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE (ANDE) HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of an indeterminate principal amount of Debt Securities and an indeterminate number of shares of Dresser Industries, Inc. Preferred Stock and Common Stock, par value $0.25, the total amount of Debt Securities and Preferred and Common Stock not to exceed an aggregate initial offering price of up to $750,000,000, which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 24th day of June, 1997.



                                           /s/  William E. Bradford
                                           ----------------------------
                                           William E. Bradford
                                           Chairman of the Board,
                                           Chief Executive Officer and Director
                                           (Principal Executive Officer)